Supplement dated May 1, 2019
to the Prospectuses dated May 1, 2019 for
Premiere II
Premiere II 2003
Premiere III
Protective Investors Choice VUL
Protective Preserver II
Protective Single Premium Plus
Protective Preserver
Protective Strategic Objectives VUL
Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

On January 11, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization ("Reorganization") to reorganize the Oppenheimer family of funds ("Merging Funds") into corresponding, newly formed funds in the Invesco family of funds ("Acquiring Funds"), as listed below. After the Reorganization, Invesco Advisers, Inc. will serve as the investment adviser for the Acquiring Funds. On April 12, 2019, shareholders of record of each Merging Fund approved the Reorganization. The Reorganization will be effective on or about May 24, 2019 ("Merger Date").

Each Acquiring Fund will have similar investment objectives and comparable fees and expenses as the corresponding Merging Fund.

Merging Funds	Acquiring Funds
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series I)
Oppenheimer Capital Appreciation Fund/VA SC	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II)
Oppenheimer Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund (Series I)
Oppenheimer Global Fund/VA SC	Invesco Oppenheimer V.I. Global Fund (Series II)
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series I)
Oppenheimer Global Strategic Income Fund/VA SC	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series II)
Oppenheimer Government Money Fund/VA	Invesco Oppenheimer V.I. Government Money Fund
Oppenheimer Main Street Fund/VA	Invesco Oppenheimer V.I. Main Street Fund (Series I)
Oppenheimer Main Street Fund/VA SC	Invesco Oppenheimer V.I. Main Street Fund (Series II)

Prior to the Merger Date, you may transfer any Policy Value that is invested in Sub-Accounts that invest in the Merging Funds ("Merging Fund Sub-Accounts") to other investment options currently available under your Policy. If you have previously given us instructions to automatically allocate future premium payments to Merging Fund Sub-Accounts, you should provide us new allocation instructions prior to the Merger Date. If we do not receive new allocation instructions, your current instructions will be updated to reflect the Sub-Accounts that invest in the Acquiring Funds ("Acquiring Fund Sub-Accounts") after the Merger Date.

Effective after the close of business on or about May 24, 2019, the following changes will occur:

•  Any Policy Value allocated to the Merging Fund Sub-Accounts will be automatically transferred into the corresponding Acquiring Fund Sub-Accounts;

•  Transfers of Policy Value into the Merging Fund Sub-Accounts will no longer be accepted after the Merger Date; and

•  Program enrollments (dollar-cost averaging and Portfolio Rebalancing) will continue uninterrupted and will be automatically updated to reflect the Acquiring Fund Sub-Accounts, unless you provide us with new allocation instructions prior to the Merger Date.

Upon completion of the Reorganization, all references to the Merging Funds in the prospectus are deleted and replaced with the Acquiring Funds. Following the Reorganization, the Acquiring Funds will be available as investment options under your Policy.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

PROSPECTUS
May 1, 2019

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This Prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this Prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy benefits. Additional fees and charges also may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund/VA Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
  American Funds Insurance Series®
  Fidelity® Variable Insurance Products Funds
  Franklin Templeton Variable Insurance Products Trust
  Goldman Sachs Variable Insurance Trust
  Legg Mason Partners Variable Equity Trust
  Lord Abbett Series Fund, Inc.
  MFS® Variable Insurance Trust(1)
  MFS® Variable Insurance Trust II(1)
  Morgan Stanley Variable Insurance Fund, Inc.
  Northern Lights Variable Trust
  Oppenheimer Variable Account Funds
  PIMCO Variable Insurance Trust
  Royce Capital Fund

(1) Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Funds (“Reports”) unless you specifically request paper copies from us. Instead, the Reports will be available on a website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-855-920-9713. Your election to receive the Reports in paper will apply to all Funds available with your Contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-855-920-9713.

Please note that the Policies and/or the Funds:

  are not guaranteed to provide any benefits;
  are not insured by the FDIC or any other government agency;
  are not bank deposits or other obligations of a bank and are not bank guaranteed; and
  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PRO.PRESII.0519

POLICY BENEFITS/RISKS SUMMARY
    Policy Benefits
    Policy Risks
FEE TABLES
FUND EXPENSES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE GUARANTEED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
    American Funds Insurance Series®
    Fidelity® Variable Insurance Products Funds
    Franklin Templeton Variable Insurance Products Trust
    Goldman Sachs Variable Insurance Trust
    Legg Mason Partners Variable Equity Trust
    Lord Abbett Series Fund, Inc.
    MFS® Variable Insurance Trust10
    MFS® Variable Insurance Trust II10
    Morgan Stanley Variable Insurance Fund, Inc.
    Northern Lights Variable Trust
    Oppenheimer Variable Account Funds
    PIMCO Variable Insurance Trust
    Royce Capital Fund
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
    Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement of existing coverage with the Policy should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

  The Death Benefit is equal to the greater of:
    The current Face Amount; or
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

You may invest in your choice of numerous different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions. See "Exchange Privilege."

Policy Value Credit — Protective Preserver

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Money Fund/VA. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.
  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500. Withdrawals may have tax consequences.

Annual Withdrawal Amounts. Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy. See "Settlement Options" for more information.

Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017)

This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 9 Policy Years following each premium payment. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the greater of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

A surrender or withdrawal will generally have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, we anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the Beneficiary. Although the Beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59-1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. (See "Tax Considerations.") Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations - Other Considerations."

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product policy business activities. Because our variable product policy business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policy Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

FEE TABLES

Protective Preserver

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years following each premium payment	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1) The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(1)(2)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(1)(3)
For Policies issued with the 2001 Commissioners' Standard Ordinary Mortality Tables.
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $116.13 per $1,000 of net amount at risk	$0.02 - $91.66 per $1,000 of net amount at risk
Charge for a 65 year old male in the nontobacco class during the first Policy year	On the Policy Effective Date and each Monthly Anniversary Day	$1.35 per $1,000 of net amount at risk	$1.35 per $1,000 of net amount at risk
For Policies issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk
Charge for a 75 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$3.31 per $1,000 of net amount at risk	$3.30 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(4)	On each Policy Anniversary, as applicable(5)	3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.00% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/preferred loans	2.00% (annually) for standard loans; 0.00% for carryover/preferred loans
Supplemental (Optional) Rider Charges:
Lapse Protection Rider(6)(7)	On the Effective Date and on each Monthly Anniversary Day	0.02% of the Policy Value (0.25% on an annualized basis)	0.02% of the Policy Value (0.25% on an annualized basis)
Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017)(8)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(1) These charges have been rounded to the nearest hundredth percent. Whether a Policy is issued with the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables generally depends on the date the Policy was issued. Please see "Charges and Deductions" for additional information.

(2) In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is .092% and .058% for Policy Years 11 and thereafter (annualized 1.10% for Policy Years 1-10, .70% for Policy Years 11 and thereafter).

(3) Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

(4) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(5) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(6) These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

(7) In Texas, the maximum guaranteed charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis). The current charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis).

(8) State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years following each premium payment	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1) The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2) Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(1)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(1)(2)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of the net amount at risk	The lesser of (1) 0.05% multiplied by the Policy Value during Policy Years 1 through 10 and 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR (2) the Guaranteed Maximum Monthly Cost of Insurance
Charge for a 70 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.86 per $1,000 of the net amount at risk	The lesser of (1) 0.05% multiplied by the Policy Value during Policy Years 1 through 10 and 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR (2) the Guaranteed Maximum Monthly Cost of Insurance
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount
Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(3)	On each Policy Anniversary, as applicable(4)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans
Supplemental (Optional) Rider Charges:
Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017)(5)	On the Effective Date and on each Monthly Anniversary Day	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(1) These charges have been rounded to the nearest hundredth percent. See "Charges and Deductions" for additional information.

(2) The maximum cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

(3) The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(4) As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(5) These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2018. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

Range of Expenses for the Funds

	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.75%(*)
(total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued and whether Protective determines the cost of insurance rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  10 days after you receive your Policy, or
  45 days after you sign your application,

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,
  Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and
  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Policy Maturity

The Policy is deemed to mature on the date the Insured attains age 121 if the Policy was issued with the 2001 Commissioners' Standard Ordinary Mortality Tables and age 100 if the Policy was issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant, but it must be at least $10,000. Consult your sales representative for information about the initial premium required for the coverage you desire.

Additional Premiums. After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Unless otherwise determined by Protective Life, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations".) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments, except that subsequent premium payments may not be allocated to the DCA Fixed Account. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any premium payment.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund/VA Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund/VA Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units

For each Sub-Account, the Net Premium or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value

The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor

The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  is the result of:
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) loans, less (8) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1.00% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. (See "Tax Considerations.")

Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option has been selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the general account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount  On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above. Increasing the Face Amount also may have tax consequences.

  Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the increase request.

Decreasing the Face Amount.  In the event a withdrawal is requested, Protective Life will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the Statement of Additional Information. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at the Home Office.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. We will give written notice thirty (30) days before we impose a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or Owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

  Increased brokerage trading and transaction costs;
  Disruption of planned investment strategies;
  Forced and unplanned liquidation and portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners' beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Policies to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and Portfolio Rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice in Good Order to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Money Fund/VA. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic transfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days written notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by Written Notice in Good Order received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time while the Policy is in force and prior to the Insured's death, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A withdrawal will have tax consequences. (See "Tax Considerations.")

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

Withdrawals.  At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

Annual Withdrawal Amounts.  The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

  an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

Decreasing the Face Amount.  In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. This risk of failing to qualify as a life insurance contract when a withdrawal lowers the Face Amount occurs mainly during the early years of the Policy.

The proportionate face amount decrease will be determined by the following formula:

F x (P – W)/P
Where:	F	=	Current Face Amount
	P	=	Policy Value
	W	=	Withdrawal Amount (including any applicable surrender charges and premium tax recovery charges)

POLICY LOANS

You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Impact on Lapse Protection Rider.  A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective Life may reject the loan request.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated. Protective Life's ability to credit interest on Policy Value in the Loan Account is subject to the Company's financial strength and claims paying ability.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (and any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator. We also may be required to provide information about you and your account to a government regulator.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection Rider.  An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6.00%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2018, we had total assets of approximately $89.4 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2018, PLC had total assets of approximately $89.9 billion. To find out more information about us, go to www.protective.com.

The Guaranteed Account

The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Policy Value to the Guaranteed Account. However, there are limitations on transfers involving the Guaranteed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Guaranteed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Guaranteed Account meets your investment needs. (See "Transfers of Policy Value.")

The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account  Protective Life guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective Life at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a premium payment or amount transferred (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account), we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective Life anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value  The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) loans, less (8) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account  Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Guaranteed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Guaranteed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Guaranteed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which are always at least equal to the aggregate Variable Account Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies:

Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
American Funds Insurance Series	Capital Research and Management
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc. Strategic Advisors, Inc. Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P.
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.
Northern Lights Variable Trust
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Developing Markets VIP Fund	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited

Shares of these Funds are offered only to:

  the Variable Account;
  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
  certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series I Shares(1)

This Fund's investment objective is to seek capital growth.

Invesco V.I. American Value Fund, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares(2)

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Comstock Fund, Series I Shares

This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income Fund, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Global Real Estate Fund, Series II Shares(3)

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. International Growth Fund, Series II Shares(3)

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Growth Fund, Series II Shares

This Fund's investment objective is to seek capital growth.

Invesco V.I. Small Cap Equity Fund, Series II Shares(3)

The Fund's investment objective is long-term growth of capital.

American Funds Insurance Series®

IS Asset Allocation Fund, Class 2

The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

IS Blue Chip Income and Growth Fund, Class 2

The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

IS Global Growth Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS Global Small Capitalization Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS Growth Fund, Class 2

The Fund's investment objective is to provide growth of capital.

IS International Fund, Class 2

The Fund's investment objective is to provide long-term growth of capital.

IS New World Fund®, Class 2

The Fund's investment objective is long-term capital appreciation.

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class(4)

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

VIP Freedom 2015 Portfolio, Service Class(4)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio, Service Class(4)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class(4)

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Franklin Mutual Shares VIP Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Franklin Small Cap Value VIP Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Templeton Developing Markets VIP Fund, Class 2(5)

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Foreign VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policies issued before May 1, 2008.

Core Fixed Income Fund, Service Class

This Fund seeks total return consisting of capital appreciation and income that exceeds the benchmark.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class(6)

This Fund seeks long-term capital appreciation.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Small Cap Equity Insights Fund, Service Class(7)

This Fund seeks long-term growth of capital.

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

International Equity Insights Fund, Service Class

This Fund seeks to achieve long-term growth of capital.

U.S. Equity Insights Fund, Service Class(7)

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio, Value Class

The Fund seeks to deliver high current income and long-term growth of capital by investing primarily in a variety of fixed income securities and select equity-related securities.

Calibrated Dividend Growth Portfolio, Value Class

The Fund seeks to deliver total return by investing primarily in stocks of large U.S. companies that have a history of increasing their dividends.

Classic Stock Portfolio, Value Class(8)

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Fundamental Equity Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.

Growth and Income Portfolio, Value Class(9)

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

International Opportunities Portfolio, Value Class(8)

The Fund seeks to deliver a high level of total return by investing primarily in stocks of small to mid-sized international companies.

Mid-Cap Stock Portfolio, Value Class

The Fund seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.

MFS® Variable Insurance Trust(10)

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II(10)

MFS® Emerging Markets Equity Portfolio, Service Class Shares(11)

This Fund's investment objective is to seek capital appreciation.

MFS® International Value Portfolio, Service Class Shares(11)

This Fund's investment objective is to seek capital appreciation.

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares(12)

This Fund's investment objective is to seek capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.

VIF Global Real Estate Portfolio, Class II(13)

Seeks current income and capital appreciation.

Northern Lights Variable Trust

TOPS Aggressive Growth ETF Portfolio, Class 2

The Portfolio seeks capital appreciation.

TOPS Balanced ETF Portfolio, Class 2

The Portfolio seeks income and capital appreciation.

TOPS Conservative ETF Portfolio, Class 2

The Portfolio seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS Growth ETF Portfolio, Class 2

The Portfolio seeks capital appreciation.

TOPS Moderate Growth ETF Portfolio, Class 2

The Portfolio seeks capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks capital appreciation.

Discovery Mid Cap Growth Fund/VA(14)

This Fund seeks capital appreciation.

Global Fund/VA

This Fund seeks capital appreciation.

Global Strategic Income Fund/VA

This Fund seeks total return.

Government Money Fund/VA

This Fund seeks income consistent with stability of principal.

You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

Main Street Fund/VA

This Fund seeks capital appreciation.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class(15)

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital.

(1) Not available for Policies issued on or after November 2, 2009.

(2) Not available for the allocation of Purchase Payments or transfer of Policy Value effective May 1, 2012.

(3) Not available for Policies issued before November 3, 2008.

(4) Not available for Policies issued on or after November 2, 2009.

(5) Not available for Policies issued before November 3, 2008.

(6) Not available for Policies issued on or after May 1, 2012.

(7) Not available for Policies issued on or after November 2, 2009.

(8) The Board of Directors of the Lord Abbett Series Fund, Inc. has decided to liquidate the Portfolio with the liquidation scheduled to occur on or about August 1, 2019 (the “Liquidation Date”). Please note that if you have Policy Value in the Sub-Account that invests in the Portfolio on the Liquidation Date, we will automatically transfer that Policy Value to the Sub-Account that invests in the Oppenheimer Government Money Fund/VA. We will provide more information on the effect the liquidation will have on your ability to allocate Premium Payments and Policy Value to the Sub-Account that invests in the Portfolio and your investment in the Sub-Account before the Liquidation Date as it becomes available.

(9) Not available for Policies issued on or after May 1, 2012.

(10) Sub-Accounts investing in series of the MFS Variable Insurance Trust or MFS Variable Insurance Trust II are not available for Policies with applications signed on or after May 1, 2015.

(11) Not available for Policies issued before November 3, 2008.

(12) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

(13) Not available for Policies issued on or after May 1, 2012.

(14) Not available for Policies issued on or after November 2, 2009.

(15) Not available for Policies issued before November 3, 2008.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

  asset class coverage,
  the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
  performance,
  the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy Owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Policy.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however, if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

  Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
  Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
  Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
  Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information About the Funds

Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
American Funds Insurance Series	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
Morgan Stanley Variable Insurance Fund, Inc.	0.25%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Northern Lights Variable Trust	0.25%

Payments From Advisers and/or Distributors.  We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. See the Funds' prospectuses for more information. The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.00% to 0.50% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers. Protective Life may prohibit the allocation of Net Premium and transfer of Policy Value to a Sub-Account.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts, or its assets may be transferred to other Protective Life separate accounts, subject to any required Owner and/or regulatory approval. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  the cost of insurance charges;
  the policy expense charge;
  the mortality expense risk charge; and
  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, Protective Life will instead deduct the Monthly Deduction on a pro-rata basis from each Sub-Account and the Fixed Account under the Policy based on the Surrender Value attributable to each Sub-Account and the Fixed Account. Protective Life deducts the mortality and expense risk charge prior to the deduction of the other charges that comprise the Monthly Deduction.

Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

  Protective Preserver. The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.
  Protective Single Premium Plus. The current monthly cost of insurance charge is the lesser of (1) 0.054% multiplied by the Policy Value during Policy Years 1 through 10 and 0.046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the Net Amount at Risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the Net Amount at Risk and result in higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

Cost of Insurance Rates — General.  Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. Protective Life will base the guaranteed cost of insurance rates for standard classes on either the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables") or the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, these tables.

In general, guaranteed cost of insurance rates for Policies issued before November 3, 2008 will be based on the 1980 CSO Tables, and guaranteed rates for Policies issued on or after December 1, 2008 will be based on the 2001 CSO Tables. However, if Protective received your completed application for a Policy between November 3, 2008 and December 1, 2008, you selected the CSO Tables upon which Protective will base the guaranteed cost of insurance rates under your Policy. In general, the guaranteed cost of insurance rates are lower under the 2001 CSO Table. Please consult your sales representative before purchasing a Policy to discuss which CSO Tables may be more appropriate for you. Your sales representative can provide personalized illustrations regarding your cost of insurance charges under each CSO Table.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience, and whether Protective determines the current rates based on the 2001 CSO Tables or the 1980 CSO Tables. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Cost of Insurance Rates — Protective Preserver. The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured, the number of years that a Policy has been in force, and whether Protective determines the cost of insurance rates based on the 2001 CSO Tables or the 1980 CSO Tables. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

Cost of Insurance Rates — Protective Single Premium Plus. Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables on Policies issued in Montana. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Policy Expense Charge.  This charge generates revenues that cover all of Protective Life's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is 0.092% and 0.058% for Policy Years 11 and thereafter, which is equivalent to an annual rate of 1.10% for Policy Years 1-10 and 0.70% for Policy Years 11 and thereafter.

Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes under the Policies. The mortality risk is that the Insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Supplemental Rider Charges.  We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Lapse Protection Rider.  The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month).

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver. (no longer available to Policies issued on or after September 12, 2017.)  The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $75.00 per month.

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus. (not available to Policies issued on or after September 12, 2017.)  The current monthly charge for this rider is equal to 0.0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers in a Policy Year to cover administrative expenses.We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. Currently, Protective Life does not charge a transfer fee.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.
Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8.75%
9	1%	9.50%
10+	0%	10+	0

After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective Life on each premium. Protective Life also deducts a monthly charge to cover some of these expenses.

Protective Life reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment management fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

  We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT- FEDERAL, STATE OR LOCAL- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Taxation of Insurance Policies

Tax Status of the Policies.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the Beneficiary's income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC.  Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7- Pay Test.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and lapses and surrenders while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. If the entire Policy Value is assigned or pledged, subsequent increases in the Policy Value are also treated as withdrawals for as long as the assignment or pledge remains in place.The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.  Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans, assignments or pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59-1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the Death Benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses or is surrendered when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider.  The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem chronic illness insurance benefits exceeds a per diem limitation set forth in the Code and IRS guidance, such excess will be includible in income. Until January 1, 2010, Protective treated the charges for this rider as a withdrawal from the Policy for tax purposes, which in some cases could have resulted in the charges being includible in income. However, generally effective January 1, 2010, Protective has treated the charges as reducing the Policy's investment in the contract (although not below zero) and the charges will be excludible from income.

In the past, the Comprehensive Long-Term Care Accelerated Death Benefit Rider has been issued in certain states as a "non-qualified" rider, i.e., it does not constitute qualified long-term care insurance under Section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. We urge you to consult a tax advisor before requesting an Accelerated Death Benefit from such a rider. In addition, Protective treats the charges for a "non-qualified" rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

Constructive Receipt Issues

The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance policy for another life insurance policy, endowment contract, annuity contract, or long-term care insurance contract, provided that certain requirements are met.

If the Policy is being issued in exchange for another life insurance policy, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code, include but are not limited to: (1) the policies must have the same insured, and (2) the exchange must occur through an assignment of your old policy to us or by a direct transfer of the account value of the old policy to us by the issuer of the old policy. If your old policy was a MEC the Policy will also be a MEC. You cannot exchange an endowment, annuity, or long-term care insurance contract for a life insurance policy tax-free.

If any money or other property is received in the exchange (“boot”), gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received. We accept Section 1035 exchanges of life insurance policies with outstanding loans. If the amount of the loan under the policy exchanged is greater than the amount of the loan under the policy issued in the exchange, the difference will be treated as boot and may result in the recognition of gain.

Generally, the Policy will have the same investment in the contract as the exchanged policy. However, if boot is received in the exchange the investment in the contract will be adjusted.

Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a tax and/or legal adviser.

Actions to Ensure Compliance with the Tax Law

Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations

Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Estate, Gift and Generation-Skipping Transfer Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Disallowance of Interest Deductions

The Policy generally will be characterized as a single premium life insurance contract under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Medicare Hospital Insurance Tax

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General  Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

Status for Income Tax Purposes; FATCA

In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month). This rider is not available on Policies with carryover loans.

Comprehensive Long-Term Care Accelerated Death Benefit Rider (not available to Policies issued on or after September 12, 2017). Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.
  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.
Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

The following endorsements may be available to be added to your Policy. Please contact us for further details.

Waiver of Surrender Charge Endorsement. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

Policy Loan Endorsement. Provides for carry-over loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code. This endorsement is not available in New Jersey.

Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to Owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it, such as the interest sensitive whole life insurance, universal life insurance, and term life insurance policies, the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

The Policy also differs from the Existing Policies with respect to the Death Benefit. The Death Benefit payable under the Existing Policies is either a specified fixed dollar amount or a specified fixed dollar amount plus policy cash value, with policy cash value equal to premium payments under the Existing Policy credited at a specified rate(s) of interest, less charges. However, unlike the death benefit payable under an Existing Policy, the Death Benefit under the Policy may reflect changes in Variable Account Value as part of Policy Value. The Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable specified percentage is greater than the Face Amount. The death benefits under the Existing Policies do not reflect of the investment performance of a variable separate account of Protective Life.

There are other significant differences between the Policy and the Existing Life Policies. For example, under the Policy, there are additional fees and expenses, such as transfer fees (not currently assessed), and mortality and expense risk charges which will be assessed, as well as underlying fund expenses. None of those fees and expenses are assessed under the Existing Life Policies. The lapse protection guarantee under the optional Lapse Protection Rider may be for a shorter or longer period than the lapse protection guarantee under the particular Existing Policy that may be exchanged for the Policy. In addition, the sale of the Policy is subject to regulation by the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority, but the Existing Life Policies are not. Both the Policies and the Existing Life Policies are subject to regulation by the insurance departments of the states in which they are sold.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details Owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions
Federal Tax Charge	None	Deducted as part of Monthly Deductions
Front End Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None
Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions
Withdrawal Charges	$25	None
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to 0.058% multiplied by the Policy Value, which is the equivalent of an annual rate of 0.70%, (3) mortality and expense charges equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount and (4) any charges for supplemental riders.
Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.
Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%. (3% for Policies applied for 12/19/2003 in all states except IL, MA and OR and Policies applied for on or after 1/26/04 in IL, MA and OR)

Effects of the Exchange Offer
  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.
  If an Existing Life Policy Insured is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.
  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy). Replacement of existing insurance with the Policy may reduce or otherwise change existing Policy Benefits. Additional fees and charges also may apply.

Tax Matters.

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code.

A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. See "Tax Considerations."

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

You also need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". For example, the discussion of "Tax Considerations" does not address use of the Policy for estate planning purposes. There are complex tax issues associated with the use of the Policy for estate planning purposes, and the addition of the Comprehensive Long-Term Care Accelerated Death Benefit Rider to a Policy used for these purposes, especially if the Policy may be placed in a trust, requires a careful analysis of the specific facts and circumstances involved. In addition, Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. You should consult a qualified advisor before purchasing the Policy for use with any of these applications. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus and SAI provide a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts, and passed along this compensation directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2016	$9,275,665
December 31, 2017	$8,903,766
December 31, 2018	$7,510,893

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums and paid in amounts up to 8% of a first year premium payment and 0.25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA's non-cash compensation rules.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products (including the Policies), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Policy Values and Variable Account values of the Policies). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums (including premium payments for the Policies) and/or maintaining a specified amount of contract and policy value (including Policy Values of the Policies) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products (including the Policies) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Policies) than for selling non-preferred products.

In 2018, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Policies). These payments ranged from $6,256 to $11,852,999 in total.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, PLC, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by PLC.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract Owners. In addition, we are the subject of a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Variable Account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"
Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount
An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age
The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period
Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value
Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account
Part of Protective's General Account. Only initial premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit
The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds
The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Due Proof of Death
Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Face Amount
A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account
Part of Protective Life's General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value
The Policy Value in the Fixed Account.

Fund
A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Good Order ("good order")
A request or transaction generally is considered in "Good Order" if we receive it at our Administrative Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; evidence of insurability; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial advisor before submitting the form or request.

Guaranteed Account
The Fixed Account, the DCA Fixed Account and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value
The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office
2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount
The Face Amount on the Policy Effective Date.

Initial Premium
The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured
The person whose life is covered by the Policy.

Issue Age
The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date
The date the Policy is issued.

Lapse
Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account
An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day
The same day in each month as the Policy Effective Date.

Monthly Deduction
The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Amount at Risk
The Net Amount at Risk as of any Monthly Anniversary Day is (a) minus (b) where: (a) is the Death Benefit discounted at one plus the monthly guaranteed interest rate; and (b) is the Policy Value (prior to deducting the Cost of Insurance).

Policy Anniversary
The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt
The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date
The date shown in the Policy as of which coverage under the Policy begins.

Policy Value
The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year
Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan
That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account
A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value
The Policy Value in a Sub-Account.

Surrender Value
The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day
Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period
The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account
Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value
The sum of all Sub-Account Values.

Written Notice
A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Page
ADDITIONAL POLICY INFORMATION	1
LIMITS ON POLICY RIGHTS	1
MISSTATEMENT OF AGE OR SEX	1
SETTLEMENT OPTIONS	1
SUPPLEMENTAL RIDERS AND ENDORSEMENTS	2
ILLUSTRATIONS	3
ADDITIONAL INFORMATION	2
CEFLI	2
OTHER INVESTORS IN THE FUNDS	2
ASSIGNMENT	2
STATE REGULATION	3
REPORTS TO OWNERS	3
LEGAL MATTERS	3
EXPERTS	3
REINSURANCE	3
ADDITIONAL INFORMATION	3
FINANCIAL STATEMENTS	3
INDEX TO FINANCIAL STATEMENTS	F-1

APPENDIX A

Example of Death Benefit Computations

For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Table of Face Amount Percentages

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this Prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337